UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22712

Premier Multi-Series VIT

(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York	10019
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna—

1633 Broadway, New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: December 31, 2012

Date of reporting period: December 31, 2012

Item 1. Schedule of Investments

Premier Multi-Series VIT

NFJ Dividend Value Portfolio

Annual Report

December 31, 2012

NFJ Dividend Value Portfolio

(Unaudited)

For the period of August 30, 2012 (commencement of operations), through December 31, 2012, as provided by Jeff Reed, CFA, Portfolio Manager.

For the fiscal period from inception on August 30, 2012 through December 31, 2012, NFJ Dividend Value Portfolio (the “Portfolio”) returned 2.80%, at Net Asset Value (“NAV”), underperforming the Russell 1000 Value Index (the “benchmark index”), which returned 5.24% during the reporting period.

The reporting period witnessed a historic amount of stimulus programs, while economic anxieties created a choppy market environment. During the first half of the reporting period, many international and global markets delivered performance gains as an improving outlook withstood the world’s laundry list of concerns. The market reversed course in the spring as equities fell globally after the European debt crisis reached a boil. In June, investors were whip-sawed into positive territory as policymakers opened the taps on monetary easing. During September, a domino effect of monetary easing took place as the European Central Bank (ECB), U.S. Federal Reserve and Bank of Japan promised asset-purchasing programs to stimulate local economies. The anticipation and then realization of these stimulus measures spurred investor sentiments and set off a wave of risk-on trading, though global anxieties remained. Investors counted down the New Year with a close eye on Congress, which passed a deal on New Year’s Day to avert going over the “fiscal cliff.” The fiscal cliff refers to a combination of expiring tax breaks and automatic spending cuts set to take effect in 2013. Developments out of Washington seemed to drive much of the equity market performance throughout the fourth quarter, given the U.S. Presidential election year and a politically divided Congress.

The benchmark index generated a sizable return over the period, with high dispersion among sector returns. The weakest sector (utilities) lagged the strongest sector (consumer discretionary) in excess of 32 percentage points. All sectors generated a positive return for the period. The utilities, energy, and information technology sectors were the worst performing sectors. In contrast, the consumer discretionary, financials, and industrials sectors generated the strongest results.

Sector allocation and stock selection detracted

The Portfolio’s relative underperformance versus the benchmark index was attributable to sector allocation and stock section, as well as a small cash allocation, which was a slight drag in an upward-rising equity market.

In terms of stock selection, the Portfolio’s holdings in the energy, consumer discretionary, and utilities sectors were the largest contributors to performance during the reporting period. This was offset by the Portfolio’s holdings in the industrials, information technology, and financials sectors.

From a sector allocation perspective, underweightings in the utilities, consumer staples, and health care sectors contributed to the Portfolio’s relative returns during the reporting period. Being overweight the energy sector, underweight the financials sector, and overweight the materials sector detracted the most from results.

Sector weight deviations are a result of NFJ’s bottom-up investment process. On average during the reporting period, the Portfolio’s largest overweights relative to the benchmark index were in the materials, information technology, and energy sectors, whereas the largest relative underweights were in the financials, utilities, and consumer discretionary sectors.

Cumulative Total Returns for the period ended December 31, 2012

Since Inception†

NFJ Dividend Value Portfolio	2.80%

Russell 1000 Value Index ††	5.24%

†	The Portfolio began operations on 8/30/12. Benchmark return comparisons began on the portfolio inception date.
††	The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on distributions or redemption of shares. The Portfolio’s gross expense ratio is 1.27%. The ratio does not include an expense reduction, contractually guaranteed through at least 8/31/13. The Portfolio’s expense ratio net of this reduction is 1.25%. Expense ratio information is as of the Portfolio’s current prospectus dated August 30, 2012, as supplemented to date.

NFJ Dividend Value Portfolio

(Unaudited)

Shareholder Expense Example for the period ended 12/31/12

	Beginning Account Value	Ending Account Value (12/31/12)	Expenses Paid During the Period*

Actual Performance	$1,000.00	$1,028.00	$4.26

Hypothetical Performance (5% return before expenses)	$1,000.00	$1,018.85	$6.34

*	The Portfolio commenced operations on August 30, 2012. The Actual expense example is based on the period since inception; the Hypothetical expense example is based on the period beginning July 1, 2012.

Expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 123/366 for the Actual expense example and 184/366 for the Hypothetical expense example.

Industry Allocation (as of December 31, 2012)
Oil, Gas & Consumable Fuels	15.8%
Pharmaceuticals	9.7%
Commercial Banks	8.1%
Insurance	6.0%
Paper & Forest Products	4.3%
Diversified Financial Services	4.2%
Communications Equipment	4.2%
Aerospace & Defense	3.8%
Other	41.2%
Cash & Equivalents — Net	2.7%

Cumulative Returns Through December 31, 2012

NFJ Dividend Value Portfolio

Important Information About the Portfolio

(Unaudited)

Premier Multi-Series VIT (the “Trust”) currently consists of the NFJ Dividend Value Portfolio (the “Portfolio”), the initial fund in the Trust. The Portfolio currently consists of one share class. Shares of the Portfolio are currently only offered for purchase by insurance-dedicated fund-of-funds vehicles sponsored by Allianz Life Insurance Company of North America.

The following disclosure provides important information regarding the Portfolio’s Shareholder Expense Example, which appears on the Portfolio Summary page in this Annual report. Please refer to this information when reviewing the Shareholder Expense Example for the Portfolio.

Shareholder Expense Example

Shareholders of a Portfolio incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. The Shareholder Expense Example is intended to help shareholders understand ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on an investment of $1,000.00 at the beginning of the period, as indicated, and held for the entire period through December 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Proxy Voting

The investment manager and sub-adviser have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that the Sub-Adviser will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that the Sub-Adviser may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request by calling 1-800-498-5413, on the Allianz Global Investors Distributors Web site at www. allianzinvestors.com and on the Securities and Exchange Commission’s (“SEC”) Web site at http://www.sec.gov.

Form N-Q

The Trust files its complete schedule of the portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s Web site at http://www.sec.gov. A copy of the Trust’s Form N-Q is available without charge, upon request, by calling 1-800-498-5413. In addition, the Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

NFJ Dividend Value Portfolio

Schedule of Investments

December 31, 2012

Shares		Value
	COMMON STOCK-97.3%
	Aerospace & Defense-3.8%
17,800	Lockheed Martin Corp.	$1,642,762
24,500	Northrop Grumman Corp.	1,655,710

		3,298,472

	Beverages-2.0%
39,900	Molson Coors Brewing Co., Class B	1,707,321

	Capital Markets-2.1%
28,900	Ameriprise Financial, Inc.	1,810,007

	Chemicals-1.9%
36,400	EI du Pont de Nemours & Co.	1,636,908

	Commercial Banks-8.1%
116,200	Fifth Third Bancorp	1,765,078
29,500	PNC Financial Services Group, Inc.	1,720,145
103,300	Wells Fargo & Co.	3,530,794

		7,016,017

	Communications Equipment-4.2%
95,500	Cisco Systems, Inc.	1,876,575
35,300	Harris Corp.	1,728,288

		3,604,863

	Diversified Financial Services-4.2%
82,200	JPMorgan Chase & Co.	3,614,334

	Diversified Telecommunications Services-1.9%
48,200	AT&T, Inc.	1,624,822

	Electric Utilities-1.9%
37,900	American Electric Power Co., Inc.	1,617,572

	Energy Equipment & Services-1.9%
28,400	Ensco PLC, Class A	1,683,552

	Food & Staples Retailing-2.0%
24,900	Wal-Mart Stores, Inc.	1,698,927

	Healthcare Equipment & Supplies-1.9%
39,400	Medtronic, Inc.	1,616,188

	Household Durables-2.2%
18,700	Whirlpool Corp.	1,902,725

	Household Products-2.0%
20,300	Kimberly-Clark Corp.	1,713,929

	Industrial Conglomerates-1.9%
76,900	General Electric Co.	1,614,131

NFJ Dividend Value Portfolio

Schedule of Investments

December 31, 2012 (continued)

Shares		Value
	COMMON STOCK (continued)
	Insurance-6.0%
43,100	Allstate Corp.	$1,731,327
50,400	MetLife, Inc.	1,660,176
24,700	Travelers Cos., Inc.	1,773,954

		5,165,457

	Leisure Equipment & Products-2.0%
46,400	Mattel, Inc.	1,699,168

	Metals & Mining-3.4%
44,200	Barrick Gold Corp.	1,547,442
42,000	Freeport-McMoRan Copper & Gold, Inc.	1,436,400

		2,983,842

	Office Electronics-1.7%
218,000	Xerox Corp.	1,486,760

	Oil, Gas & Consumable Fuels-15.8%
14,200	Chevron Corp.	1,535,588
57,900	ConocoPhillips	3,357,621
55,900	Marathon Oil Corp.	1,713,894
36,900	Phillips 66	1,959,390
23,800	Royal Dutch Shell PLC ADR	1,641,010
66,400	Total S.A. ADR	3,453,464

		13,660,967

	Paper & Forest Products-4.3%
93,800	International Paper Co.	3,736,992

	Pharmaceuticals-9.7%
72,000	AstraZeneca PLC ADR	3,403,440
24,100	Johnson & Johnson	1,689,410
39,200	Merck & Co., Inc.	1,604,848
68,700	Pfizer, Inc.	1,722,996

		8,420,694

	Real Estate Investment Trust-1.6%
99,000	Annaly Capital Management, Inc.	1,389,960

	Semiconductors & Semiconductor Equipment-3.7%
153,400	Intel Corp.	3,164,642

	Software-3.5%
68,800	CA, Inc.	1,512,224
57,500	Microsoft Corp.	1,536,975

		3,049,199

	Specialty Retail-1.8%
138,700	Staples, Inc.	1,581,180

	Tobacco-1.8%
37,300	Reynolds American, Inc.	1,545,339

	Total Common Stock (cost - $84,647,846)	84,043,968

NFJ Dividend Value Portfolio

Schedule of Investments

December 31, 2012 (continued)

Principal Amount (000s)		Value
	Repurchase Agreements-2.3%
$2,000	State Street Bank & Trust Co., dated 12/31/12, 0.01%, due 1/2/13, proceeds $2,000,001; collateralized by Federal Home Loan Bank, 5.50%, due 7/15/36, valued at $2,041,105 including accrued interest (cost - $2,000,000)	$2,000,000

	Total Investments (cost-$86,647,846) - 99.6%	86,043,968
	Other assets less liabilities - 0.4%	300,942

	Net Assets - 100.0%	$86,344,910

Notes to Schedule of Investments:

(a)	Fair Value Measurement - See Note 1(b) in the Notes to Financial Statements

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/12
Investments in Securities - Assets
Common Stock	$84,043,968	—	—	$84,043,968
Repurchase Agreements	—	$2,000,000	—	2,000,000

Totals	$84,043,968	$2,000,000	—	$86,043,968

Glossary:

ADR - American Depositary Receipt

See accompanying Notes to Financial Statements

NFJ Dividend Value Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investments, at value (cost-$86,647,846)	$86,043,968
Cash	269,826
Dividends and interest receivable (net of foreign withholding tax)	169,499
Deferred offering cost	51,226
Tax reclaims receivable	14,592
Receivable for Portfolio shares sold	13,498

Total Assets	86,562,609

Liabilities:
Due to Investment Manager	105,000
Investment management fees payable	40,415
Distribution fees payable	18,197
Payable for Portfolio shares redeemed	13,185
Accrued expenses	40,902
Total Liabilities	217,699

Net Assets	$86,344,910

Net Assets consist of:
Shares of beneficial interest:
Par value ($0.00001 per share)	$84
Paid-in-capital in excess of par	86,138,570
Undistributed net investment income	641,397
Net realized gain	168,737
Net unrealized depreciation	(603,878)
Net Assets	$86,344,910
Shares Issued and Outstanding	8,399,869

Net Asset Value and Redemption Price Per Share	$10.28

See accompanying Notes to Financial Statements

NFJ Dividend Value Portfolio

Statement of Operations

For the period August 30, 2012* through December 31, 2012

Investment Income:
Dividends, net of foreign withholding taxes of $18,898	$893,610
Interest	161

Total Investment Income	893,771

Expenses:
Investment management	181,334
Distribution	64,762
Organizational	42,706
Offering	26,036
Audit and tax services	22,500
Custodian and accounting agent	17,586
Legal	10,000
Trustees’	4,437
Shareholder communications	1,685
Transfer agent	1,660
Miscellaneous	1,011
Total Expenses	373,717
Less: Fee waiver/reimbursement from Investment Manager	(49,723)
Custody credits on cash balances	(180)
Net Expenses	323,814

Net Investment Income	569,957

Realized and Change in Unrealized Gain (Loss):
Net realized gain on investments	168,737
Net change in unrealized depreciation of investments	(603,878)
Net realized and change in unrealized loss	(435,141)

Net Increase in Net Assets Resulting from Investment Operations	$134,816

*	Commencement of operations.

See accompanying Notes to Financial Statements

NFJ Dividend Value Portfolio

Statement of Changes in Net Assets

For the period August 30, 2012* through December 31, 2012

Investment Operations:
Net investment income	$569,957
Net realized gain	168,737
Net change in unrealized depreciation	(603,878)

Net increase in net assets resulting from investment operations	134,816

Share Transactions:
Net proceeds from the sale of shares	86,814,761
Cost of shares redeemed	(704,667)
Net increase from Portfolio share transactions	86,110,094

Total Increase in Net Assets	86,244,910

Net Assets:
Beginning of period	100,000

End of period (including undistributed net investment income of $641,397)	$86,344,910

Shares Issued and Redeemed:
Issued	8,459,301
Redeemed	(69,432)

Net increase	8,389,869

*	Commencement of operations.

See accompanying Notes to Financial Statements

NFJ Financial Dividend Value

Highlights Portfolio

For a share outstanding for the period August 30, 2012* through December 31, 2012:

Net asset value, beginning of period	$10.00
Investment Operations:
Net investment income	0.07
Net realized and unrealized gain (4)	0.21
Total from investment operations	0.28
Net asset value, end of period	$10.28

Total Return (1)	2.80%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$86,345
Ratio of expenses to average net assets with fee waiver/reimbursement (2)(3)	1.25%
Ratio of expenses to average net assets without fee waiver/reimbursement (2)(3)	1.28%
Ratio of net investment income to average net assets (3)	2.20%
Portfolio turnover rate	4%

*	Commencement of operations.
(1)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of period reported. Total return includes the effect of fee waivers and reimbursements. Total return for a period of less than one year is not annualized.
(2)	Inclusive of custody expenses offset by credits earned on cash balances at the custodian bank (See (1)(g) in Notes to Financial Statements).
(3)	Annualized.
(4)	The amount shown for a share outstanding throughout the period is not reflective of the aggregate net realized and unrealized gain (loss) for that period due to the timing of sales and redemptions of the Portfolio shares in relation to the fluctuating market value of the investments in the Portfolio.

See accompanying Notes to Financial Statements

1. Organization and Significant Accounting Policies

Premier Multi-Series VIT (the “Trust”) was organized as a Massachusetts business trust on May 30, 2012. The Trust currently consists of the NFJ Dividend Value Portfolio (the “Portfolio”), the initial fund in the Trust. Prior to commencing operations on August 30, 2012, the Portfolio had no operations other than matters relating to its organization and registration as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended, and the sale and issuance to Allianz Asset Management of America L.P. (“AAM”) of 10,000 shares of beneficial interest at an aggregate purchase price of $100,000. Allianz Global Investors Fund Management LLC (the “Investment Manager”) and NFJ Investment Group LLC (“NFJ” or the “Sub-Adviser”), an affiliate of the Investment Manager, serve as the Portfolio’s investment manager and sub-adviser, respectively, and are indirect, wholly-owned subsidiaries of AAM. The Portfolio currently offers one share class. Shares of the Trust are currently only offered for purchase by insurance-dedicated fund-of-fund vehicles sponsored by Allianz Life Insurance Company of North America (“Allianz Life”), an affiliate of the Investment Manager. AAM and Allianz Life are indirect, wholly-owned subsidiaries of Allianz SE, a publicly-traded European insurance and financial services company. The Trust may issue an unlimited number of shares of beneficial interest with $0.00001 par value.

The Portfolio’s objective is to seek long-term growth of capital and income. There can be no assurance that the Portfolio will meet its stated objective.

The preparation of the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Portfolio’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11, “Disclosures About Offsetting Assets and Liabilities”, which requires enhanced disclosures that will enable users to evaluate the effect or potential effect of netting arrangements on an entity’s financial position, including the effect or potential effect of rights of setoff associated with certain financial instruments and derivative instruments. The amendments are effective for fiscal years beginning on or after January 1, 2013. The Portfolio’s management is currently evaluating the effect that the guidance may have on the Portfolio’s financial statements.

The following is a summary of significant accounting policies consistently followed by the Portfolio:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Portfolio’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Investment Manager and Sub-Adviser. The Trust’s Valuation Committee was established by the Board to oversee the implementation of the Portfolio’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

The prices used by the Portfolio to value securities may differ from the value that would be realized if the securities were sold, and these differences could be material to the Portfolio’s financial statements. The Portfolio’s net asset value (“NAV”) is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Portfolio has the ability to access

•

Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•

Level 3 – valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and single broker quotes in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Portfolio generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles (“GAAP”).

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The valuation techniques used by the Portfolio to measure fair value during the period ended December 31, 2012 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Portfolio’s policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Payments received from securities may be comprised of dividends, realized gains and return of capital. The payments may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer. Payments considered return of capital reduce the cost basis of the respective security.

(d) Federal Income Taxes

The Portfolio intends to distribute all of its taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Portfolio’s management has determined that its evaluation has resulted in no material impact to the Portfolio’s financial statements at December 31, 2012. The Portfolio’s federal tax returns for the period from inception or for the prior three years, whichever is shorter, remain subject to examination by Internal Revenue Service.

(e) Dividends and Distributions to Shareholders

The Portfolio declares dividends from net investment income and distributions from net realized capital gains, if any, at least annually. The Portfolio records dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Repurchase Agreements

The Portfolio enters into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Portfolio, through its custodian, takes possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Portfolio until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Portfolio require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

(g) Custody Credits on Cash Balances

The Portfolio may benefit from an expense offset arrangement with its custodian bank, whereby uninvested cash balances may earn credits that reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Portfolio. Cash overdraft charges, if any, are included in custodian and accounting agent fees.

(h) Offering Costs

The offering costs are being amortized over a twelve month period.

2. Principal Risks

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk).

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Portfolio is exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. The potential loss to the Portfolio could exceed the value of the financial assets recorded in the Portfolio’s financial statements. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. The Sub-Adviser seeks to minimize the Portfolio’s counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is also a party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

3. Investment Manager/Sub-Adviser/Distributor

The Trust, on behalf of the Portfolio, has an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Portfolio’s Board, the Investment Manager is responsible for managing, either directly or through others selected by it, the Portfolio’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly, at the annual rate of 0.70% of Portfolio’s average daily net assets.

Amount due to Investment Manager on the Portfolio’s Statement of Assets and Liabilities represents offering and organizational costs of $62,294 and $42,706, respectively, paid by the Investment Manager.

The Investment Manager has retained the Sub-Adviser to manage the Portfolio’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Portfolio’s investment decisions. The Investment Manager, not the Portfolio, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of AAM, the Investment Manager and the Sub-Adviser, serves as the distributor of the Trust’s shares. The Trust has adopted a Distribution and Servicing Plan (the “Plan”). The Plan permits the Trust, or the Distributor acting as agent of the Trust, to make payments to participating insurance companies, plan sponsors and other financial institutions as compensation for services rendered or expenses borne in connection with certain enumerated services, which include the provision of personal services to segregated asset account shareholders and maintenance of shareholder accounts (“servicing fees”). The Portfolio currently offers a single share class, which currently only pays servicing fees. The Plan permits the Portfolio to pay servicing fees at an annual rate of up to 0.25% of the Portfolio’s average daily net assets. Payments are accrued daily and paid monthly.

4. Expense Limitation

The Trust and the Investment Manager have entered into an Expense Limitation Agreement whereby the Investment Manager has agreed to waive its fee and/or reimburse the Portfolio to the extent that total annual Portfolio operating expenses including payment of organizational expenses, but excluding interest, tax and extraordinary expenses, and certain credits and other expenses, exceed 1.25% of the Portfolio’s average daily net assets through August 31, 2013. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including recoupment, do not exceed the annual expense limit.

5. Investments in Securities

For the period ended December 31, 2012, purchases and sales of investments, other than short-term securities, were $87,330,842 and $2,842,083, respectively.

6. Income Tax Information

For the period ended December 31, 2012, the Portfolio did not pay any dividends or distributions.

At December 31, 2012, the tax character of distributable earnings of $810,134 was comprised entirely of ordinary income.

For the period ended December 31, 2012, permanent “book-tax” differences were attributable to non-deductible expenses. These adjustments increased undistributed net investment income and decreased paid-in-capital in excess of par by $71,440.

At December 31, 2012, the cost basis of portfolio securities of $86,647,846 was substantially the same for both federal income tax and book purposes. Gross unrealized appreciation was $2,574,607; gross unrealized depreciation was $3,178,485; and net unrealized depreciation was $603,878.

7. Affiliated Transactions

At December 31, 2012, seven affiliated insurance-dedicated fund-of-fund vehicles sponsored by Allianz Life owned 100% of the Portfolio. Investment activity by these insurance-dedicated fund-of-funds could have a material impact on the Portfolio.

8. Subsequent Events

There were no subsequent events that require recognition or disclosure. In preparing these financial statements, the Portfolio’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

To the Shareholders and the Board of Trustees Premier Multi-Series VIT – NFJ Dividend Value Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Premier Multi-Series VIT - NFJ Dividend Value Portfolio (hereafter referred to as the “Portfolio”) at December 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for the period from August 30, 2012 (commencement of operations) through December 31, 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2013

The Investment Company Act of 1940, as amended, requires that both the full Board of Trustees (the “Trustees”) and a majority of the non-interested Trustees (the “Independent Trustees”), voting separately, approve the Investment Management Agreement between the Trust and the Investment Manager (the “Advisory Agreement”) and Portfolio Management Agreement between the Investment Manager and the Sub-Adviser (the “Sub-Advisory Agreement”, and together with the Advisory Agreement, the “Agreements”). The Trustees met in person on June 27, 2012 (the “contract review meeting”) for the specific purpose of considering whether to approve the Advisory Agreement and the Sub-Advisory Agreement. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Portfolio management during the contract review meeting.

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Trustees, including a majority of the Independent Trustees, concluded that the Portfolio’s Advisory Agreement and the Sub-Advisory Agreement should be approved.

In connection with their deliberations regarding the approval of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager or the Sub-Adviser under the applicable Agreement.

In connection with their contract review meeting, the Trustees received and relied upon materials provided by the Investment Manager which included, among other items: (i) Morningstar Associates LLC (“Morningstar”) information on the total return investment performance for various time periods and the investment performance of a group of funds with substantially similar investment classifications/objectives as the Portfolio, (ii) information on the management fees and other expenses of comparable funds comparable funds identified by Morningstar, (iii) information regarding the investment performance and management fees of comparable portfolios of other clients of the Sub-Adviser, including institutional and separate accounts, (iv) an estimate of the profitability to the Investment Manager from its relationship with the Portfolio, (v) descriptions of various functions performed by the Investment Manager and Sub-Adviser for the Portfolio, such as portfolio management, compliance monitoring and portfolio trading practices and administrative services, and (vi) information regarding the overall organization of the Investment Manager and Sub-Adviser, including information regarding senior management, portfolio managers and other personnel proposed to provide investment management, administrative and other services to the Portfolio.

The Trustees’ conclusions as to the approval of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

As part of their review, the Trustees examined the Investment Manager’s and the Sub-Adviser’s abilities to provide high quality investment management and other services to the Portfolio. The Trustees considered the investment philosophy and research and decision-making processes of the Sub-Adviser; the experience of key advisory personnel of the Sub-Adviser responsible for portfolio management of the Portfolio; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; the capability and integrity of the senior management and staff of the Investment Manager and the Sub-Adviser; and the level of skill required to manage the Portfolio. In addition, the Trustees reviewed the quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and compliance with the investment policies of the Portfolio; the nature and quality of certain administrative services the Investment Manager is responsible for providing to the Portfolio; and conditions that might affect the Investment Manager’s or the Sub-Adviser’s ability to provide high quality services to the Portfolio in the future under the Agreements, including each organization’s respective business reputation, financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Sub-Adviser’s investment process, research capabilities and philosophy were well suited to the Portfolio given its respective investment objective and policies, and that the Investment Manager and the Sub-Adviser would be able to continue to meet any reasonably foreseeable obligations under the Agreements.

In assessing the reasonableness of the Portfolio’s fees under the Agreements, the Trustees considered, among other information, the Portfolio’s management fee and its projected total expense ratio as a percentage of average net assets and the management fee and total expense ratios of comparable funds identified by Morningstar.

The Trustees specifically took note of how the Portfolio was expected to compare to its comparable funds identified by Morningstar as to management fee expense and total net expenses. The Trustees noted that while the Portfolio is not charged a separate administration fee, it was not clear whether the peer funds identified by Morningstar were separately charged such a fee by their investment managers, so that the total expense ratio (rather than any individual expense component) represented the most relevant comparison. It was noted that the total expense ratio reflects the effect of expense waivers/reimbursements and does not reflect interest expense.

The Trustees also considered the management fees charged by Sub-Adviser to other clients, including institutional separate accounts with investment strategies similar to those of the Portfolio. Regarding the institutional separate accounts, they noted that the management fees paid by the Portfolio is generally higher than the fees paid by these clients of the Sub-Adviser, but the Trustees were advised by the Sub-Adviser that the administrative burden for the Investment Manager and the Sub-Adviser with respect to the Portfolio is also relatively higher, due in part to the more extensive regulatory regime to which the Portfolio is subject in comparison to institutional separate accounts.

Based on a profitability analysis provided by the Investment Manager, the Trustees also considered the estimated profitability of the Investment Manager from its relationship with the Portfolio and determined that such profitability did not appear to be excessive.

The Trustees indicated that they also took into account that, as an open-end fund, the Portfolio intends to raise additional assets, so as the assets of the Portfolio grow over time, the Portfolio could gain potential economies of scale by having their expenses spread over an increasing asset base, thus potentially lowering the total fund expenses as a percent of portfolio assets. In this regard, they also took into account Investment Manager’s proposed expense limitation arrangements for the Portfolio.

Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager and the Sub-Adviser, such as reputational value derived from serving as Investment Manager and Sub-Adviser to the Portfolio.

After reviewing these and other factors described herein, the Trustees concluded with respect to the Portfolio, within the context of their overall conclusions regarding the Agreements and based on the information provided and related representations made by management, that the fees payable under the Agreements represent reasonable compensation in light of the nature and quality of the services being provided by the Investment Manager and Sub-Adviser to the Portfolio.

Based on its evaluation, the Trustees, including a majority of the independent trustees, unanimously voted to approve the Agreements for an initial two-year term.

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with shareholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former shareholders’ personal information. To ensure our shareholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a shareholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. We may also retain non-affiliated financial services providers, such as broker-dealers, to market our shares or products and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties

We reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, we may disclose information about a shareholder or shareholder’s accounts to a non-affiliated third party only if we receive a shareholder’s written request or consent.

Sharing Information with Affiliates

We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, a shareholder’s participation in the Portfolio or in other investment programs, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records

We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

Name, Year of Birth, Position(s) Held with Portfolio, Length of Service, Other Trusteeships/Directorships

Held by Trustee; Number of Funds in Fund

Complex/Outside Fund Complexes Currently

Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

The address of each trustee is 1633 Broadway, New York, NY 10019.

Hans W. Kertess Year of Birth: 1939 Chairman of the Board of Trustees since: 2012 Trustee since: 2012 Trustee/Director of 65 funds in Fund Complex; Trustee/Director of no funds outside of Fund Complex	President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Deborah A. DeCotis Year of Birth: 1952 Trustee since: 2012 Trustee/Director of 65 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Board Member and Member of the Investment and Finance Committees, Henry Street Settlement (since 2007); Trustee, Stanford University (since 2010). Formerly, Director, Helena Rubenstein Foundation (1997-2012); Advisory Council, Stanford Business School (2002-2008); and Director, Armor Holdings, a manufacturing company (2002- 2007).

Bradford K. Gallagher

Year of Birth: 1944

Trustee since: 2012

Trustee/Director of 65 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009-2010) and Trustee of Nicholas-Applegate Institutional Funds (2007-2010)

Partner, New Technology Ventures Capital Management LLC, a venture capital fund (since 2011); Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); Trustee, The Common Fund (since 2005); Founder, Spyglass Investments LLC, a private investment vehicle (since 2001); and Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (since 1995).

James A. Jacobson Year of Birth:1945 Trustee since: 2012 Trustee/Director of 65 funds in Fund Complex Trustee/Director of 17 funds in Alpine Mutual Funds Complex	Retired. Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange.

William B. Ogden, IV Year of Birth: 1945 Trustee since: 2012 Trustee/Director of 65 funds in Fund Complex; Trustee/Director of no funds outside of Fund Complex	Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

Alan Rappaport Year of Birth: 1953 Trustee since: 2012 Trustee/Director of 65 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex	Advisory Director (since 2012), formerly, Vice Chairman, Roundtable Investment Partners (since 2009); Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008); Trustee, American Museum of Natural History (since 2005) and Trustee, NYU Langone Medical Center (since 2007).

John C. Maney† Year of Birth: 1959 Trustee since: 2012 Trustee/Director of 84 funds in Fund Complex Trustee/Director of no funds outside the Fund Complex	Management Board and Managing Director of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Asset Management of America L.P. (since January 2005) and Chief Operating Officer of Allianz Asset Management of America L.P. (since November 2006).

†	Mr. Maney is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his positions set forth in the table above, among others with the Portfolio’s Investment Manager and various affiliated entities.

The Portfolio’s Statement of Additional Information contains additional information about the Trustees. The Statement of Additional Information is available without charge, upon request, by calling 1-800-498-5413.

Name, Year of Birth, Position(s) Held with Portfolio.	Principal Occupation(s) During Past 5 Years:

Brian S. Shlissel Year of Birth: 1964 President since: 2012	Management Board, Managing Director and Head of Mutual Fund Services of Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 30 funds in the Fund Complex; President of 54 funds in the Fund Complex; and Treasurer, Principal Financial and Accounting Officer of The Korea Fund, Inc. Formerly, Treasurer, Principal Financial and Accounting Officer of 50 funds in the Fund Complex.

Lawrence G. Altadonna Year of Birth: 1966 Treasurer, Principal Financial and Accounting Officer since: 2012	Director of Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 84 funds in the Fund Complex; and Assistant Treasurer of The Korea Fund, Inc. Formerly, Assistant Treasurer of 50 funds in the Fund Complex.

Thomas J. Fuccillo Year of Birth: 1968 Vice President, Secretary & Chief Legal Officer since: 2012	Managing Director, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC and Allianz Global Investors Distributors LLC; Managing Director and Chief Regulatory Counsel of Allianz Global Investors U.S. Holdings LLC; Vice President, Secretary and Chief Legal Officer of 84 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.

Scott Whisten Year of Birth: 1971 Assistant Treasurer since: 2012	Director of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 84 funds in the Fund Complex.

Richard J. Cochran Year of Birth: 1961 Assistant Treasurer since: 2012	Vice President of Allianz Global Investors Fund Management LLC; Assistant Treasurer of 84 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Tax Manager, Teachers Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

Orhan Dzemaili Year of Birth: 1974 Assistant Treasurer since: 2012	Vice President of Allianz Global Investors Fund Management LLC; Assistant Treasurer of 84 funds in the Fund Complex.

Youse E. Guia Year of Birth: 1972 Chief Compliance Officer since: 2012	Director, Head of Compliance, Allianz Global Investors U.S. Holdings LLC; Chief Compliance Officer of 84 funds in the Fund Complex and of The Korea Fund, Inc.

Lagan Srivastava Year of Birth: 1977 Assistant Secretary since: 2012	Vice President of Allianz Global Investors U.S. Holdings LLC; Assistant Secretary of 84 funds in the Fund Complex and of The Korea Fund, Inc.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

Trustees	Officers
Hans W. Kertess	Brian S. Shlissel
Chairman of the Board of Trustees	President
Deborah A. DeCotis	Lawrence G. Altadonna
Bradford K. Gallagher	Treasurer, Principal Financial & Accounting Officer
James A. Jacobson	Thomas J. Fuccillo
John C. Maney	Vice President, Secretary & Chief Legal Officer
William B. Ogden, IV	Scott Whisten
Alan Rappaport	Assistant Treasurer
Richard J. Cochran
Assistant Treasurer
Orhan Dzemaili
Assistant Treasurer
Youse E. Guia
Chief Compliance Officer
Lagan Srivastava
Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC

1633 Broadway

New York, NY 10019

Sub-Adviser

NFJ Investment Group LLC

2100 Ross Avenue, Suite 700

Dallas, TX 75201

Distributor

Allianz Global Investors Distributors LLC

1633 Broadway

New York, NY 10019

Custodian & Accounting Agent

State Street Bank & Trust Co.

225 Franklin Street

Boston, MA 02110

Shareholder Servicing and Transfer Agent

Boston Financial Data Services-Midwest

330 West 9th Street

Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of Premier Multi-Series VIT for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Portfolio or any securities mentioned in this report.

Contact your financial adviser, or if you receive account statements directly from Allianz Global Investors, you can also call (800) 498-5413. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our website, www.allianzinvestors.com

AGI-2013-02-05-5898

ITEM 2.	CODE OF ETHICS

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s President and Chief Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-926-4456. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. James A. Jacobson, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $20,000 in 2012. The Registrant commenced operations on August 30, 2012 therefore 2011 information is not applicable.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountants that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $0 in 2012.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $10,660 in 2012. These services consisted of review or preparation of U.S. federal, state, local tax returns.

d)	All Other Fees. There were no other Fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

Premier Multi-Series VIT (The “Trust”)

AUDIT OVERSIGHT COMMITTEE POLICY

FOR

PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Trust’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Trust’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to be provided,

the fees to be charged in connection with the services expected to be provided a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE TRUST

On an annual basis, the Committee of the Trust will review and pre-approve the scope of the audits of the Trust and proposed audit fees, and permitted non-audit (including audit under related) services that may be performed by the Trust’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy.

In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the fund with also require the separate written pre-approval of the President of the Trust, who will confirm, independently that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Trust financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Trust’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Trust merger support services

Agreed upon procedure reports

Other Attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000 any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Trust’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Trust merger support services

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000 any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Trust’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Trust

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC or any other investment manager to the Trust (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Trust (including affiliated sub-advisers to the Trust), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Trust (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Trust’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to the Trust or Accounting Affiliates, the pre-approval requirement is waived if:

(1)	The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Trust, five percent (5%) of the total amount of revenues paid by the Trust to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Trust’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Trust at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable.

g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2012 Reporting Period was $1,038,273.

h)	Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

Disclosure not required for open-end management investment companies.

ITEM 6. INVESTMENTS

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES.

Disclosure not required for open-end management investment companies.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a)	The registrant’s President and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)), as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM12.	EXHIBITS

(a)(1)	Exhibit 99.CODE ETH – Code of Ethics

(a)(2)	Exhibit 99.302 CERT. – Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a)(3)	Not applicable

(b)	Exhibit 99.906 CERT. – Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant : Premier Multi-Series VIT

By	/s/ Brian S. Shlissel
Brian S. Shlissel, President

Date: March 4, 2013

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: March 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
Brian S. Shlissel, President

Date: March 4, 2013

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: March 4, 2013